Defined Benefit Plan - Summary of Net Periodic Benefit Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Retirement Benefits [Abstract]
Service cost	$ 536	$ 534	$ 409
Interest cost	96	94	130
Expected return on plan assets	(156)	(155)	(147)
Defined Benefit Plan, Benefit Obligation, (Increase) Decrease for Curtailment	197	250	165
Net periodic benefit cost	$ 673	$ 723	$ 557